Listing Report:Supplement No. 275 dated Jun 29, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 321388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.20%	Starting borrower rate/APR:	11.20% / 13.32%	Starting monthly payment:	$492.50

Auction yield range:	3.98% - 10.20%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 13	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	29	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$24,055	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	imdeng	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation by Lender
Hello Everyone,

I am a long time Prosper lender. I have studied Prosper for my research and have written a couple of research papers on Prosper as well. Now I want to take my Prosper involvement to the next level and take a Prosper loan for consolidating my revolving credit balances.

I have accumulated about $20K of revolving balances that have resulted directly from attractive balance transfer offers. Now that the balances are reaching the end of the promotional rate period, I wish to convert them into the fixed rate three year fully amortized loans of Prosper type.

I am a very low credit risk - I have not missed a single credit obligation in my whole life. I have a PhD from a top ten Business School and I am right now in a very stable job as an Assistant Professor at the business school of a major University.

My expenses for the family include the mortgage, two car loans and paying off education loans apart from usual living expenses. The monthly income for the family is significantly more than the expenses and we end up contributing to our 401K, 403B and 457 accounts every month. In fact, we can completely pay off the balance from our savings but I do not wish to interrupt our contributions to the retirements accounts.

If you have any questions then please feel free to ask. I will be more than happy to answer all your questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$199.29

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	4y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,976	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jupreg	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JP Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I had never a late payment

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	4y 9m
Credit score:	760-779 (Jun-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	leverage-driver	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lid for pristine glass water bottle
Purpose of loan:
This loan will be used to?
Develop and manufacture the lid for BluEcco Ware water vessel
My financial situation:
I am a good candidate for this loan because?? I have a bankruptcy on my credit from ex-husband's business; it is a familiar story, sad to say for a lot of women.? I was blindsided days before signing my divorce.?? I have the financial philosophy of pay as I go and have paid up front for all prototypes, design work, and test molds for BluEcco.? I have half of the money needed for the final mold already saved and need to expedite this process to fulfill a wait list of orders.

Monthly net income: $ 4,300

Monthly expenses: $ 2,450
??Housing: $ 400
??Insurance: $ 280
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 270
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	81%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 4	Length of status:	2y 4m
Credit score:	740-759 (Jun-2010)	Total credit lines:	25	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$583	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	priceless-gold7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continuing education loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 20.11%	Starting monthly payment:	$108.31

Auction yield range:	7.98% - 16.90%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	3y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,752	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	HFEnterprise	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2007)
Principal balance:	$401.59	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to pay off 2 higher interest rate credit cards ($1200.00 @ 23.84% and $950.00 @ 26.99%), the remaining $401.59 left on my current Prosper loan and $400.00 left on Dell credit. Basically, the purpose is to consolidate 4 higher interest payments into one lower interest/ lower payment, also allows my credit score to increase more. Then use the monthly money saved to pay extra toward my vehicle to clear it off my bill list.

My financial situation:
I am a good candidate for this loan because of my payment history with my past Prosper loan and credit history in general. I have little-by-little increased my credit score, working toward much better credit. My credit history has no late or missed payments. I actually take my credit very seriously and have been progressively improving it. Any questions, just ask.

Monthly net income: $5099.74

Monthly expenses: $
??Housing: $ 1074.00
??Insurance: $103.27
??Car expenses: $604.00
??Utilities: $200.00
??Phone, cable, internet: $97.00
??Food, entertainment: $150.00
??Clothing, household expenses $100.00?
??Credit cards and other loans: $800.00?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	9y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$20,615	Stated income:	$50,000-$74,999
Amount delinquent:	$964	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sincere-greenback5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car for my son
Purpose of loan:
This loan will be used to? buy a used car for my son for college. I need borrow money for my son. I have a difficult time with huge bills. i don't have enough money for my son. My son really needs a car for college this fall. Please help us!!!!!! My son and i will pay monthly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.75%	Starting borrower rate/APR:	19.75% / 21.98%	Starting monthly payment:	$185.18

Auction yield range:	10.98% - 18.75%	Estimated loss impact:	10.44%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 14	Length of status:	7y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	31	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$13,685	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-hyperdrive	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for auto repairs
Purpose of loan:
This loan will be used to fix the horrific cost of replacing a transmission and throttle body?for my car

My financial situation:
I am a good candidate for this loan because I have the ability to pay back this loan. As you can see ZERO delinquencies in the last 7 years. I pay my stuff off!

I cannot get a bank loan because I had to help my parents fix bad piping in thier home and the insurance did not cover it. So my credit cards are used up and since I have to many credit lines, banks are not issuing any unsecured loans for me.

Monthly net income: $ 7000-7500/mo

Monthly expenses: $
??Housing: $?1500
??Insurance: $ 300
??Car expenses: $ 5000 - This is what I need the loan for?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	605%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 13	Length of status:	1y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	53	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$4,318	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thorough-compassion8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Resident MD in need of relief
Purpose of loan:
This loan will be used to consolidate credit card debt into easier monthly payment while my income is still limited as a resident physician (2 more years until 6 figures - please help!)

My financial situation:
I am a good candidate for this loan because I am paying my student loans and credit cards are diligently as possible, but I am just getting slammed by student loan payments... and that's keeping me from being able to pay down credit cards on top of it.? In 2 more years I will be making a six figure salary and this dilemma will go away.? I am making payments very faithfully on my loans already by putting every dime of my disposable income each month towards loans and credit cards.

Monthly net income: $ 3200

Monthly expenses: $ 3200
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 12.01%	Starting monthly payment:	$177.21

Auction yield range:	7.98% - 8.90%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	33y 5m
Credit score:	680-699 (Jun-2010)	Total credit lines:	35	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$35,885	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brilliant-listing5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fund part of this Historical Event
Purpose of loan:
This loan will be used to? Assistance with travel and marketing this historical documentary at major Film Festivals. This August 2010 The documentary has been chosen as a finalist for competition? for awards. ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?? See website: www.freedomhousedoc.com
I am a good candidate for this loan because?
I have invested over 8 years , and over 100,000.00 of my own funds to bring this story to fruition. I have a can do attitude and there is no room for failure.........

Monthly net income: $ 6800.00-7000.00

Monthly expenses: $
??Housing: $ 1295.00
??Insurance: $ 355.00
??Car expenses: $ 430.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 195.00
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$205.15

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 19	Length of status:	3y 2m
Credit score:	720-739 (May-2010)	Total credit lines:	25	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$41,885	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-bonus-violin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mike & Niki's Wedding
Purpose of loan:
This loan will be used to fund initial money layout to secure my wedding location.

My financial situation:
I am a good candidate for this loan because I am trying to marry the woman of my dreams.? She and I are working together to start our lives together along with starting our business to promote clean, renewable energy throughout Texas and eventually throughout our country.

Monthly net income: $6000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	20%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	1y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	16	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$17,162	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	well-rounded-fund0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.?

My financial situation:
I am a good candidate for this loan because I never miss my monthly payments.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1610
??Insurance: $ 0
??Car expenses: $ 50
??Utilities: $?150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1983	Debt/Income ratio:	55%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 12	Length of status:	6y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	31	Occupation:	Civil Service
Now delinquent:	1	Revolving credit balance:	$8,673	Stated income:	$25,000-$49,999
Amount delinquent:	$100	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-triumph2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
husband's startup business
Purpose of loan:
This loan will be used to?fund my husband's startup business?

My financial situation:
I am a good candidate for this loan because?no late mortgage or car payments in 26 years?

Monthly net income: $
mine is 3,300.00, my husband retitred 2 years age and draws 3,000.00 per month from retitement savings?
Monthly expenses: $
??Housing: $ 1280
??Insurance: $50??Car expenses: $ 498

??Utilities: $100

??Phone, cable, internet: $ 130Food, entertainment: $ 600
??Clothing, household expenses $ 100??Credit cards and other loans: $1137(includes vac. home)

??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	4y 5m
Credit score:	620-639 (Jun-2010)	Total credit lines:	8	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,204	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	positive_change	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	1 ( 4% )	620-639 (Mar-2010) 600-619 (Feb-2010) 600-619 (Jan-2010) 520-539 (Jan-2008)
Principal balance:	$932.24	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
PROVEN BORROWER seeks your help
I will be using this loan to consolidate my credit cards and other prosper loan as well as buy a computer for school.

As you can see by my previous prosper loan i am very good at repaying my debt. The reason for my high risk rating is because of the high balances on my credit cards. I only have two credit cards with the highest credit line at 1700 and the other being only 550 so it's easy to max them out in emergencies. Such as medical bills.

I work full time as well as go to school. My monthly income is about $2000 my expenses...

Rent: $300
car payment: $235
insurance: $100
credit cards: $150
cell phone: $65
utilities: $300

?Another reason why I'm trying to get my credit in line, so i can take more classes. By getting this loan I will be able to focus more on school and work and not really have to think about paying a ton of bills because I will only have a couple.

I currently go to school for Fashion Design and it requires some programs that my current computer cannot run very well. This is why I included some money for a new computer because my current one is starting to slowly die.

All in all this is how the loan would break down...

Prosper Loan:? $931
Credit Card 1: $1638
Credit Card 2: $495
Computer: $1100

thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	2y 9m
Credit score:	700-719 (Jun-2010)	Total credit lines:	43	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$11,984	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-sparkling-bid	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gregglc25
Purpose of loan:
This loan will be used to? to pay some credit cards

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ live with folks
??Insurance: $ 123.00
??Car expenses: $ 211.00
??Utilities: $ 0.00
??Phone, cable, internet: $?180.00
??Food, entertainment: $?100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00
??Other expenses: $ I am trying to pay all my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.20%	Starting borrower rate/APR:	11.20% / 13.32%	Starting monthly payment:	$492.50

Auction yield range:	3.98% - 10.20%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1980	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	31y 0m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$16,111	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	discrete-peso	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Rehab Property
Purpose of loan:
This loan will be used to?rehab an investment property.

My financial situation:
I am a good candidate for this loan because? we have done a few other investment deals, and we have good income as a backup.

Monthly net income: $4600

Monthly expenses: $ 3100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	10y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	72	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$36,487	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 65% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	9 ( 35% )	700-719 (Mar-2010) 700-719 (Feb-2010) 700-719 (Jan-2010) 720-739 (Mar-2008)
Principal balance:	$5,334.40	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Please Ask Questions! Thanks!
?My DTI is 11%.My monthly net is $20,000. My utilization looks high because banks dropped credit lines. I would like my family to have a buffer while I am deployed without using savings or 401K.
My job and salary as a physician are stable.Mort: 3200; Home and car ins: 656; Life/disability: 1200; Food/entertainment: 1200; Home taxes: 600; Cars: 1700; Phones/cells/fax: 525; Loans: 1097; Cards: 400; Dues: 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	46%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	1y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	17	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$10,728	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Loanmemoney	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010) 580-599 (Apr-2008) 600-619 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Paid off loan & building my credit
Purpose of loan:
This loan will be used to pay off all of my credit cards..?

My financial situation:
I am a good candidate for this loan because?I paid off my 1st loan and did not miss a payment.? My husband makes good money and he pays all of the bills.?

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $0.00?
??Utilities: $0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $0.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $ 350.00?
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 2m
Credit score:	720-739 (Jun-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$1,219	Stated income:	$50,000-$74,999
Amount delinquent:	$100	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	ferocious-deal889	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used for business expansion purposes.

My financial situation:
I am a good candidate for this loan because I pay all bills in a prompt manner. With the use of this loan I expect to increase volume of the business thus will increase my ability to pay this loan in accordance with the terms set forth.

Monthly net income: $ 4200.00

Monthly expenses: $ 750.00
??Housing: $ 0.00 Live with Family
??Insurance: $ 280.00 every six months ???? ???? ????
??Car expenses: $ 0.00 care owned free and clear
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00 ????
??Credit cards and other loans: $ 400.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1976	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	31y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$956	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	diva53	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2008)
Principal balance:	$1,368.53	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
fixing leaky basement and home repa
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 8	Length of status:	2y 10m
Credit score:	600-619 (Jun-2010)	Total credit lines:	45	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$7,557	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	64
Screen name:	kdi12	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 74% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	17 ( 26% )	640-659 (May-2010) 620-639 (Nov-2007) 620-639 (May-2007) 620-639 (Apr-2007)
Principal balance:	$959.92	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Pay off credit card in collection
Purpose of loan:
To pay off my only credit card in collection--the rest are current and in good standing.

My financial situation:
All of my accounts that were with collection agencies are paid in full except for the one I am applying for a loan to pay off.? In fact, I am now in a financial position to pay my bills before the due dates and I will often pay above the minimum. I simply don't have savings to pay off the collection agency. Most recently, I leased another vehicle mainly because it was cheaper than getting finance to purchase.I have leased with Honda for my last 3 cars and because of my stellar payment history, they put me in the Top 2 tier for financing?one below the most excellent.So I am making progress, and I am hoping that with this loan I can further improve my credit situation.? My student loans are what lower my credit score--these are currently in deferment and 2 are in collection, unavoidable as Citibank refused to work out a payment plan for me while I was unemployed.Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 167 ????
??Car expenses: $ 360
??Utilities: $ 50 (bimonthly)
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 1100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$450.59

Auction yield range:	10.98% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	61%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	2y 1m
Credit score:	720-739 (Jun-2010)	Total credit lines:	33	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$18,615	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	base24	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards!

My financial situation:
I am a good candidate for this loan because I am two semesters away from graduation and I am excited about my future in the IT field. I am currently working as a project manager for a healthcare company that is performing amazingly in this downed economy! My wife and I are committed to wiping out our debt for good and we hope that this prosper loan can help us become debt free over the next three years.

Monthly net income: $4336 (includes my wife)

Monthly expenses: $
??Housing: $947
??Insurance: $174
??Car expenses: $258
??Utilities: $200
??Phone, cable, internet: $175
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards and other loans: $750 (majority of this will go away with loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	0y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	9	Occupation:	Student - Technical...
Now delinquent:	0	Revolving credit balance:	$39	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RevitGuy	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expenses
Purpose of loan:
This loan will be used to? Pay for college expenses

My financial situation:
I am a good candidate for this loan because? I'm extremely dependable and responsible.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $80
??Utilities: $120
??Phone, cable, internet: $20
??Food, entertainment: $75
??Clothing, household expenses $200
??Credit cards and other loans: $50
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	51%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	7y 3m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,904	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	honorable-contract0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest cr. card
Purpose of loan:
This loan will be used to pay off and consolidate all of my outstanding credit card debt into one loan.? I have been trying to pay off these credit cards for several years and I am not getting the balances paid down very quickly.? I really need to consolidate all of this credit card debt so I can make one payment and get this paid off within the next 3 years so my husband and I can purchase a home.? Thank you for your consideration of this loan.? If you have any questions, please email me.? Thank you!!

My financial situation:
I am a good candidate for this loan.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 0 (Live with parents for the time being until we can purchase a home)
??Insurance: $ 157.00
??Car expenses: $ 200.00 (Gas and maintenance)
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $?600.00 (This is the debt that I would like to consolidate)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	4y 9m
Credit score:	680-699 (Jun-2010)	Total credit lines:	35	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$655
Amount delinquent:	$32,219	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	vigilance-dessert0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term
Purpose of loan:
This loan will be used to very short term emergency use

My financial situation:
I am a good candidate for this loan because retired military veteran with 100% disability

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1400
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	0y 6m
Credit score:	680-699 (Jun-2010)	Total credit lines:	27	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$53,223	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-courteous-income	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to Grow Business
Purpose of loan:
This loan will be used for the growth of my business. My sister and I make handmade jewelry.? We have an opportunity to take our business to the next level. Since we used our own resources to setup our business rather than securing a SBA loan initially, we have exhausted most of our funds. We do company shows, street fairs and home shows, in addition to maintaining a website since 2007.? The loan would be used to secure a public relations firm that works with small businesses and is geared towards fashion and accessories using the exact contacts, etc. which would create buzz/promote our website as well as getting our pieces into upscale stores, boutiques, magazines and even TV spots.? We have been contacted by firms which have critiqued our website and expressed interest in representing us. However, we do not have enough credit available on our Chase business card to pay the usual upfront fee they require.? One firm has offered us a 3 - month contract rather than the usual 6 months to a year contract that other public relations firms require.? They have a good reputation and quick turnaround for their clients and feel confident that they can jumpstart us into a different category where our business would be self sustaining, profitable and well known.

My financial situation:
I am a good candidate for this loan because I am conscientious about meeting my financial obligations. My resume and experience as an administrative assistant, working predominately at pharmaceutical companies, enables me to accept contractual assignments as needed to ensure that I retain a good credit standing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$234.93

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1975	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	7y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	10	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$708	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	friendly-responsibility9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pool for my Grandchildren
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$111.84

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1975	Debt/Income ratio:	47%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 15	Length of status:	3y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,719	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	silver-celebration	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Used Car for My Wife
Purpose of loan:
This loan will be used to? Get a used car.
My financial situation:
I am a good candidate for this loan because? I have never been late with a payment and I understand my finances and what and how much I can afford each month.

Monthly net income:? ($ 7500 total)

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.65%	Starting borrower rate/APR:	19.65% / 21.88%	Starting monthly payment:	$184.93

Auction yield range:	16.98% - 18.65%	Estimated loss impact:	19.04%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	8y 11m
Credit score:	640-659 (Jun-2010)	Total credit lines:	38	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$25,934	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worldly-justice2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for my Wedding
Purpose of loan:
This loan will be used to?
To pay for my wedding, my wife and I were married bya justice of the peace, but now we're going to marry in church.
My financial situation:
I am a good candidate for this loan because?
I never miss a payment nor am I ever late on a payment.
Monthly net income: $
$4972.00
Monthly expenses: $
??Housing: $ 885
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 3	Length of status:	27y 2m
Credit score:	720-739 (Jun-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,273	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	inventive-felicity7	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to help out my daughter
Purpose of loan:
This loan will be used to? help out my daughter and my son-in-law because they are having my grandbaby and they have been through so much in the past 2 years from losing my first grandson.? I want to eliminate as much stress as I can on them because they also have been helping me take care of my cattle and baling hay for me and they have never asked me?for anything.
My financial situation:
I am a good candidate for this loan because? I pay on time and in the future I plan to be a part of the?investing program depending on how the outcome of this loan turns out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,805.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.25%	Starting borrower rate/APR:	16.25% / 18.44%	Starting monthly payment:	$169.52

Auction yield range:	10.98% - 15.25%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	4.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	11y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,591	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-moola-kitten	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wanted: Freedom From Credit Cards!
Purpose of loan:
Because we've had the cards for so long we've become accustomed to using them.? Unfortunately, that means we can't seem to get ahead in paying them off now because of the high interest rates!? My wife and I are ready to be debt free and out from under the heavy burden of credit card debt.? Realizing we have a high credit to debt ratio, we are actively seeking ways to reduce debt, increase our credit score and rating, and ultimately gain some much needed financial freedom.? Because we have 1 kid in college and 2 more heading that way in the next 3 years, we are struggling with minimum payments which get us nowhere.? We are asking for some low interest loan help to afford us the opportunity to get out from under the credit cards and leave them behind for good!? We're hoping that this is just the first step in that direction.

My financial situation:
We are very prompt with and very aware of our financial responsibilities.? Our bills are ALWAYS paid on time and in full.??My job is very secure and I have been promoted 3 times in the last 7 years, now in a?Customer Support Manager's role with a?highly respected and reputable jet engine and power systems manufacturer.? My wife is a?homemaker who?manages the finances down to the penny.? We are honest, dependable, and loyal people.??

Monthly net income: $ 4446

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 119
??Car expenses: $?563
??Utilities: $?400
??Phone, cable, internet: $ 95
??Food, entertainment: $450
??Clothing, household expenses $ 150
??Credit cards and other loans: $?670
??Other expenses: $320
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$357.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	7 / 4	Length of status:	8y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,361	Stated income:	$25,000-$49,999
Amount delinquent:	$662	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bill-liberator	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to pay off and consolidate all of my credit card debt so I can get these paid off within the next 3 years.? Thank you for your consideration.

My financial situation:
I am a good candidate for this loan because I am never late on any payment.?

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 352.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 278.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 8	Length of status:	24y 3m
Credit score:	700-719 (Jun-2010)	Total credit lines:	44	Occupation:	Laborer
Now delinquent:	3	Revolving credit balance:	$1,913	Stated income:	$50,000-$74,999
Amount delinquent:	$19,678	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	bonus-caramel	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish house to sell
Purpose of loan:
This loan will be used to??? To finish a new house I do not live in.??? I t is listed with real estate and is active on the market.?

My financial situation:
I am a good candidate for this loan because? My wife and myself both work and once the house sells we will be able to pay off the debt.

Monthly net income: $ Both incomes are? $ 5200.00 net

Monthly expenses: $
??Housing: $?1076.00 month
??Insurance: $ 320.00 month
??Car expenses: $ 500.00 gas
??Utilities: $? 150.00
??Phone, cable, internet: $?55.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 725.00
??Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.97%	Starting monthly payment:	$60.74

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 1	Length of status:	0y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	5	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$781
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bold-interest-forte	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.98% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	1y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$34,287	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-trade4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital to fund job creation
Purpose of loan:
In April 2010, I started a wholesale/distribution company that gained exclusive rights to distribute a revolutionary and clinically proven skincare wrinkle remover in California. In order to market and distribute the products to professional salons, I need to hire 50 sales reps over the next 6 months. The funding will cover the initial hiring for the region of Southern California where 23 sales reps are needed. Currently, 4 sales reps have already been hired.

The company is expected to generate net profits from the first month of operation.

The fund will be used for the business only as I have sufficient funds to cover my own expenses.

A business plan with 24-month financial forecast will be provided to potential lenders.

Personal note:
I've used my personal credit cards to get the business started and have all the infrastructure in place (initial inventory, samples, demonstration equipments, computers, printers, etc.)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	46%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 8	Length of status:	1y 3m
Credit score:	680-699 (Jun-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$44,663	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-gravitas	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for Unplanned expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I can take care of the monthly payments easily as i have a steady job to pay for it. I have been working for past? years as a 15 mortgage document reviewer. Also you can check my credit history I have never been late on any payment for past 10 years. I think that explains why i am a good candidate.

Monthly net income: $ 5500.00

Monthly expenses: $ 2300.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$245.25

Auction yield range:	10.98% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	7y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	39	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$243,166	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dime-enlightenment	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New AC unit
Purpose of loan:
This loan will be used for a new and unexpected expense.? The?sudden need is to replace the Air Conditioner in the house that I live in and own that?happen to go out now at?the beginning of the?summer.

My financial situation:
I am a good candidate for this loan because of my long work history and?regular income history.? I have already budgetted for the repayment of this loan and can easily make the payments in light of the expense/income ratio listed below.? I have no delinquent account and always pay on time.? I plan on staying in my home for a long time?and ?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 900
??Insurance: $?200
??Car expenses: $ 450
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?100
??Clothing, household expenses $ 50??
??Credit cards and other loans: $ 200
??Other expenses: $

This is my first?loan?through Prosper and I appreciate you considering me for this loan.? I am also very interested in Prosper and plan on investing in the future.
Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.98%	Starting borrower rate/APR:	13.98% / 16.14%	Starting monthly payment:	$187.92

Auction yield range:	5.98% - 12.98%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	39%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	1y 9m
Credit score:	740-759 (Jun-2010)	Total credit lines:	13	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$8,155	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	five-star-deal7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	760-779 (Sep-2009)
Principal balance:	$4,479.77	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
My loan for home improvement
Purpose of loan:
This loan will be used?for my wife and I to?add value to our home by upgrading our kitchen cabinets and countertops.

My financial situation:
I am a good candidate for this loan because I have a great payment history with all my accounts, including Prosper.com.?Between my wife and I, we?have the extra monthly income to cover this additional monthly payment. I cover the expense of mortgage, homeowner/car insurance, my existing Prosper.com loan, and occasional date night (one to two times per month). My wife covers the other household expenses, such as her car loan, utilities, food/groceries, phone/internet, and miscellaneous household expenses.

My Monthly net income: $ 2200.00

My Monthly expenses: $ 1840.00 (total from below)
??Housing: $ 1,500.00
??Insurance: $ 90.00
??Car expenses: $?00.00
??Utilities: $?00.00
??Phone, cable, internet: $ 00.00
??Food, entertainment: $ 30.00
??Clothing, household expenses $ 30.00
??Credit cards and other loans: $ 190.00
??Other expenses: $ (Included in Household Expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.98% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	19y 10m
Credit score:	860-879 (Jun-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,418	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gold-tomahawk8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would like to install a new kitchen
Purpose of loan:
This loan will be used to make improvements to the house that we have owned and lived in for almost 10 years. I would like to mainly update the kitchen to a more modern design.Redo all the cabinets, flooring, and get new appliances. If possible I would also like to purchase all new furniture for living and bedroom areas.

My financial situation:
I am a good candidate for this loan because I have an Excellent track record in managing my personal finances and paying all of my bills on time. I have been employed with a stable company for almost 20 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	2y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$94	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	euro-delight4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a New Financial Foundation
Purpose of loan:
This loan will be exclusively and personally used by myself for the starting a small investment project on the side of my current employment. My goal is to buy and sell at-least one to two vehicles per month using the money from this loan. The vehicles will be purchased from a private auto auction and sold with the help of my three sons. My eldest son runs his own large size dealership, which lends me a great advantage on what to buy and what to avoid and also helps in terms of personal experience.

My goal is to definitely pay back the loan within a few years.

My financial situation:
I am in an excellent financial situation currently, which places me as an excellent candidate for this loan. Besides my employment, I receive continuous financial support form my three sons and have savings to which I have accumulated over the years.

Monthly net income: $ 1000

Monthly expenses: $ 300
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 50
? Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	16y 7m
Credit score:	660-679 (Jun-2010)	Total credit lines:	21	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$5,921	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-gold-circuit	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 4	Length of status:	1y 11m
Credit score:	620-639 (Jun-2010)	Total credit lines:	50	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$309	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	26
Screen name:	gentle-trade	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,600.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009)
Principal balance:	$1,308.68	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Relocation
Purpose of loan:
This loan will be used to help my family and I move out of the home we currently reside in.? The home is full of black mold and is dangerous for us to remain in.? We need to pay off taxes we owe on the home and put a deposit down on a new rental.?

My financial situation:
I am a good candidate for this loan because I am a responsible person.? I have excellant income and will be recieving a raise in July.?

Monthly net income: $ 3000

Monthly expenses: $?2185
??Housing: $ 550
??Insurance: $ 160
??Car expenses: $?509
??Utilities: $?400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 66.00
??Other expenses: $250 student loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.28%	Starting borrower rate/APR:	34.28% / 36.72%	Starting monthly payment:	$224.15

Auction yield range:	13.98% - 33.28%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	2y 4m
Credit score:	680-699 (Jun-2010)	Total credit lines:	49	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$3,619	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	deal-jamboree	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used for school

My financial situation:
I am a good candidate for this loan because I have little to no debt

Monthly net income: $ 3000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$371.58

Auction yield range:	7.98% - 18.99%	Estimated loss impact:	8.44%
Lender servicing fee:	1.00%	Estimated return:	10.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	3y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	17	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,851	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	moola-arch9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to consolidate my remaining credit card balances into a lower fixed payment, freeing up more cash for savings and retirement accounts.? Also, I'd rather have my interest going to real people instead of the banks - they already have enough of my money as far as I am concerned.

My financial situation:
I am a good candidate for this loan because I am currently employed full time and have become very financially responsible over the past 2 years.? I started the long process of becoming debt free almost two years ago now, and since then I have paid off over $15,000 of balances.? While I did start with very high balances, I have never made a late payment or defaulted on any loans.? With this loan, I will be able to pay off the remainder of my high interest credit cards and lower my monthly payment.? This will free up more cash for me to put towards savings and retirement accounts.

Monthly net income: $ 4376.60

Monthly expenses: $2295
??Housing: $1045.00
??Insurance: $150.00
??Car expenses: $400.00
??Utilities: $50.00
??Phone, cable, internet: $100.00
??Food, entertainment: $250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $0 (I will use this loan to pay off all of my outstanding balances)
??Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$230.85

Auction yield range:	7.98% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	20y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,566	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	special-deal5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New sod lawn / landscaping
Purpose of loan:
This loan will be used to? grade?property and plant new zoysia sod lawn.

My financial situation:
I am a good candidate for this loan because?
Solid work history?and good?payment history through my bank site.??
Monthly net income: $ 4500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.68%	Starting monthly payment:	$37.11

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	20%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	14y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,544	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Crunchberry	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for scholl supplies
Purpose of loan:
This loan will be used to?purchase some things for my son for school. And a dental and doctor appointment

My financial situation:
I am a good candidate for this loan because?I work hard and will be able to pay back

Monthly net income: $ 1300

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $?300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.50%	Starting borrower rate/APR:	26.50% / 29.09%	Starting monthly payment:	$60.84

Auction yield range:	16.98% - 25.50%	Estimated loss impact:	19.47%
Lender servicing fee:	1.00%	Estimated return:	6.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	1%
Basic (1-10):	4	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	7y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	5	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$99	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	valiant-treasure7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debts Owed
One important point: I stay on track with my credit and have it reviewed every 60 days (hence the inquiries). It was just viewed last week and showed a 715 mid score, 738 high score and a 699 low score. Prosper shows a 640-659 and I am not sure why.

Purpose of loan:
This loan will be used to consolidate a few debts I accrued while I was in the hospital. I have income coming in, but I won't be able to catch up on all of it without creating late fees.

My financial situation:
I am a good candidate for this loan because I have steady income, literally no debt and great payment history.

Monthly net income: $6,800

Monthly expenses: $3670
??Housing: $ 1500
??Insurance: $ 450
??Car expenses: $ 200
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 50
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	7.98% - 11.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	3.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	5y 9m
Credit score:	760-779 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,428	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	R0d	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Organic Horticulture Farm
Purpose of loan:
The purpose of this loan is to start a greenhouse complex in the Dominican Republic.
The business plan consists of growing green bell peppers, cucumbers and carrots in a controlled greenhouse environment on family-owned land (approx. 300 acres). These vegetables are easy to grow in the DR given its warm climate and are quite profitable when grown in a controlled environment since it enhances production rate and volume.

At this time we estimate an initial investment of $30,000 USD is needed to cover 5 acres of land.
Half of the money will come from the borrower (family members) and we hope the remaining half will come from Prosper investors.

Please feel free to contact me with any question you may have.

My financial situation:
I am a good candidate for this loan because it will not be a one-man business endeavor but rather an entire family who will be fully vested in the business. Our financial situation is favorable because it will be a family run business with very low overhead given we already have the land, well and irrigation system in place.

The business will be run by two of my uncles who are greenhouse certified and have been worked in agriculture since my childhood, at one point the managed more than 500 acres and 50+ workers.

Monthly net income: $ 3,200

Monthly expenses: $ 941.00
? Housing: $ 145.00 (difference between mortgage payment and rental income)
? Insurance: $ 0.0 (has been paid in full)
? Car expenses: $ 45.00 (oil change every 2 months)
? Utilities: $ 75.00 (electricity & gas)
? Phone, cable, internet: $ 60.00 (cell)
? Food, entertainment: $ 200.00
? Clothing, household expenses $ 70.00
? Credit cards and other loans: $ 346.00
? Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$220.32

Auction yield range:	2.98% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	2y 9m
Credit score:	800-819 (Jun-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,031	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	MNMAN21	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	800-819 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (Feb-2010) 640-659 (May-2008) 640-659 (Jun-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Paying for College
Purpose of loan: $5000 of this will be used to pay for educational expenses for my wife and I during the next year. I am half-way done with an MBA program in Healthcare Administration, and she will be graduating in May with a bachelors degree in Kinesiology. $2000 of this loan will be used to pay off the revolving credit balance you see on the listing.

My financial situation: My average monthly income after taxes is about $4500. My wife and I average about $3500 in monthly expenses (including food, mortgage, insurance, cars...etc). You can see that my credit score is very high and has done nothing but improve since 2007.

I am a good candidate for this loan because?
-I have an excellent credit history, and have a history of paying prosper loans on time.
-I have a stable job that provides my wife and I with enough income to pay for this loan in addition to other monthly expenses
-There's a strong possibility that my income situation will even improve over the 3 years that I have this loan
-Performance is generally an indication of discipline and ambition, which are two qualities that I would want if I were borrowing money to someone. With that said, I am exactly halfway through my MBA program and currently have a 4.0 GPA.

Thank you for taking the time to read my listing. I would be more than willing to answer any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	5y 9m
Credit score:	620-639 (Jun-2010)	Total credit lines:	20	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$2,613	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	varietyhour	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	30 ( 94% )	620-639 (Latest)
Principal borrowed:	$15,102.00	< 31 days late:	2 ( 6% )	620-639 (May-2009) 600-619 (Mar-2008) 600-619 (Feb-2008) 520-539 (Jan-2008)
Principal balance:	$917.19	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Pay off my Corvette
Purpose of loan:
This loan will be used to??Pay off my car.
My financial situation:
I am a good candidate for this loan because? I have a great job and just got a raise.

Monthly net income: $ 2,200

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 72
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 45
??Food, entertainment: $ 200
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 120
??Other expenses: $ 365
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	47%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	14 / 11	Length of status:	7y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	43	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$9,646
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	efficient-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
air condition system
Purpose of loan:?? air conditioning system
This loan will be used to?

My financial situation:?? i have a pretty good credit rating
I am a good candidate for this loan because?

Monthly net income: $ 5025.

Monthly expenses: $ 1191.63
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 6	Length of status:	30y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$195	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	creative-capital3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to repair privacy fence, pave driveway and sidewalk, new siding around bottom of home, and new deck off of back and front doors.??These repairs we really make?our property more attractive and useable.?

My financial situation: In the past I had some problems budgeting my money, but I have learned from that and now know how and what to do to budget it correctly.? My bills amount to around $1200.00/month,?house payment, car payment,?basic utilities,etc.? Even if I?end up having to use the high interest rate?I have figured that into my budget and will have no problem making my monthly payments.? I know now that?repaying my bills is?the most important thing I have to do to keep a good rating.

Monthly net income: Our combine monthly income is $2700.00 + overtime
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.98%	Starting borrower rate/APR:	11.98% / 14.11%	Starting monthly payment:	$249.04

Auction yield range:	10.98% - 10.98%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	1y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$18,818	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-purposeful-deal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt from helping relat
Purpose of loan:
This loan will be used to pay off credit card debt resulting from assistance to family members.

My financial situation:
I am a good candidate for this loan because income level can support repayment.

Monthly net income: $ 4,500

Monthly expenses: $ 3,500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$622.04

Auction yield range:	7.98% - 10.00%	Estimated loss impact:	6.41%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	4y 5m
Credit score:	800-819 (Jun-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,241	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-nirvana	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate three different credit cards that have been a result of urgent home renovations (flooded basement!) and emergency medical expenses.?

My financial situation:
I am a good candidate for this loan because I am consistently on time making my?credit card?payments and am eager to pay down this debt!? I am great canditate with low?default risk for investors.? My credit is EXTREMELY?important to me so making payments on time in full is a priority.?My husband and I are young professionals in the DC area with great job security.? We have recently hit a streak of bad luck between the urgent home renovations?and medical expenses due to a high deductible medical plan.? Luckily, there will not be any more medical expenses coming our way.? This debt consolidation would help us to move forward with reaching our financial goals!? We are easily making our current minimum payments, but would like to have a scheduled monthly amount that will allow us to feels as though the debt is being reduced with the end in sight.?

Please consider my loan application so I can start my journey to being debt free!!!
Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	4y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,726	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-mason7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing an engagement ring
Purpose of loan:
This loan will be used to fund a portion of the purchase of an engagement ring.? I am?going to purchase the ring from a local jewelry shop, with a great reputation.? However, because they are not a national chain, they do not offer financing options.? I?would really like to give the business to this local shop who has a great reputation in the community.? I believe I will be receiving a better product this way as well.? ?

My financial situation:
I am a good candidate for this loan because I am a young (27) professional in the banking industry who specializes in commercial underwriting and appraisal practices. I understand the proper use and benefit of debt. In addition to my annual gross salary of $58,000, I rent out my house in the summer for aprox. $12,000. This is a great secondary repayment source for me in addition to my stated salary.

Monthly net income: 3260$

Monthly expenses: $
??Housing: $1150
??Insurance: $150
??Car expenses: $240?
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $100?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	44%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	24y 5m
Credit score:	620-639 (Jun-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$6,623	Stated income:	$25,000-$49,999
Amount delinquent:	$1,172	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	trcsimp5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 98% )	620-639 (Latest)
Principal borrowed:	$21,000.00	< 31 days late:	1 ( 2% )	640-659 (Feb-2008) 640-659 (Jul-2007)
Principal balance:	$997.88	31+ days late:	0 ( 0% )
Total payments billed:	62
Description
debt consolidation
Purpose of loan:
This loan will be used to? pay off bills????????????????????

My financial situation:
I am a good candidate for this loan because? I have been employed for 25 years on my job and paying all of my bills on time.????????
Monthly net income: $ 3000.00????

Monthly expenses: $
??Housing: $ 750????
??Insurance: $ 100
??Car expenses: $ 255
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100????
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,057.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$598.66

Auction yield range:	16.98% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Credit score:	720-739 (Jun-2010)	Total credit lines:	13	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,262	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ufojoe	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-739 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2008) 760-779 (Apr-2008)
Principal balance:	$9,815.93	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
2nd Prosper Loan for Video Gear

This loan will be used to purchase more video equipment for my side jobs. My main job is as the Director of Photography on the most popular reality show on cable here in Las Vegas. If you want to know which show, write me privately. I'm sure some of you are fans. It's a great show. The photo should give it away. That was in the New York Times.

I used the first Prosper loan for the same thing. The first loan payment is $950 a month and I have made all twenty-four of those payments on time. I will have no problem with the second loan. I'm guessing that my credit score dropped from the first time because I had one problem with my credit. One of my previous jobs was in Houston (Big Medicine reality show) and I opened a bank account there. I forgot to close it and they wound up charging me a non-activity fee of $15.00. They weren't able to contact me (I changed my phone number) and I had no idea that this had happened. So they sent it to a collection agency and it appeared on my credit report. Since then, I have paid it and it has been removed from my credit report. But the score is still lower than the first time. All of that for $15.00.

My yearly income is $125,000. Like the first loan, I cannot verify this because I don't get pay stubs from the production company. My total credit card balance is about $3000. Most of that is on a low interest credit union credit card. My monthly rent is $750 and I have no car payments. Utilities, phone, cable and Internet are all average and come to about $175 a month.

This is a great way for folks to make some money on my high interest, second loan. The only downfall is the possibility exists that I may pay off this loan early to save on interest.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	4%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$239	Stated income:	$25,000-$49,999
Amount delinquent:	$130	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blueberry-treasure	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
continuing education/consolidation
Purpose of loan:
This loan will be used to? consolidation

My financial situation:
I am a good candidate for this loan because? I want to peruse my PHR Certification to better secure a position in the Human Resource field.?
I am very trustworthy and?put others needs before my own.? I think this is what makes me creditable. While I experienced some?hard times several years ago that affected my credit history,?I have worked hard to stay on top of my credit and respect my spending.??I?always put?paying my bills first and for most.?I do not know why the system is showing 5 deliquent accounts, I do not even have 5 accounts. I only have 2 and they are current.
Monthly net income: $ 2600.00

Monthly expenses: $
??Housing: $?600
??Insurance: $ 75.00
??Car expenses: $?100.00 loan paid off
??Utilities: $ 75.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00??
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	22y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	16	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$776	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	34
Screen name:	enthusiastic-market787	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to? Pay off medical expenses

My financial situation:
I am a good candidate for this loan because?
I work very hard to take care of my debt. Got into a little trouble when husband got hurt and was out of work for 2 years. He is now collecting but need to just get caught up with everything.
Monthly net income: $ 2345

Monthly expenses: $
??Housing: $?
??Insurance: $ 125
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.98%	Starting borrower rate/APR:	8.98% / 9.32%	Starting monthly payment:	$317.90

Auction yield range:	2.98% - 7.98%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	7y 1m
Credit score:	820-839 (Jun-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,395	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cbrulee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	820-839 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	800-819 (Sep-2007)
Principal balance:	$1,246.32	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Consolidating renovation debt
Hello Prosper Community...Boy I?m glad you exist. I am just wrapping up a loan with you this year for the beam repair in my attic. I really believe in this consumer-lending concept, and am glad I was introduced to Prosper before this economy took a nosedive. I?m writing now about a related issue from the renovation I did of a charming but somewhat neglected Victorian house in the emerging Mission neighborhood in San Francisco. It was the first time I?d done a wholesale renovation and as it often turns out, mine went over budget. I had paid for most of the renovation from the proceeds of my previous home?s sale, however, when it went over budget, I couldn?t access my home line of credit because I share a tenancy in common with someone else and it would have made our finances too complicated. I turned to 0% APR credit cards to float the balance and I still have $30,000 left to repay on the balance. Those balances have moved from 5.99% to an average of about 14%. I tried to get some financing from my family because I plan on staying in this house for the long haul but it seems like everyone?s pressed so that option didn?t work. I really like the Prosper model and want to borrow again. I?m interested in the 8-9% interest rate range or lower ?

I have my own business in San Francisco and have had a steady growth path in the last 2 years. My business was up 18% in 2009 from 2008 and is on track to do even better this year. I employ three people and am part of that small business community that is the area where the job growth is these days. I?d like to have some peace of mind knowing that my home renovation payback isn?t feeding the banking beast, but going back to hard working consumers like me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 11	Length of status:	2y 2m
Credit score:	660-679 (Jun-2010)	Total credit lines:	34	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$50,151	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	treasure-dynamo0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt to improve credit
Purpose of loan:
This loan will be used to consolidate some debt to improve credit score.

My financial situation:
I am a good candidate for this loan because I have not had any delinquencies in last?5 years.

$31,500 of the revolving credit balance is home equity line of credit that I am still paying after I had short sale my house.

I would like to use this loan to lower my bank card utilization to improve my credit score.

Monthly net income: $ 9,500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	25y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$9,629	Stated income:	$50,000-$74,999
Amount delinquent:	$831	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	crollins	Borrower's state:	WestVirginia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2010) 640-659 (Oct-2009) 640-659 (May-2009) 620-639 (Apr-2008)
Principal balance:	$361.46	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Finishing roofing project
Purpose of loan:
This loan will be used to? finish our roofing project and plaster word

My financial situation:
I am a good candidate for this loan because? I have paid off all of my credit cards and have never been delinquent with my Prosper loan and will have my first Prosper loan paid off next month!????

Monthly net income: $ $3600????

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 48
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$146.71

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 2	Length of status:	4y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,157	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	workalot34	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2009) 680-699 (Feb-2008) 640-659 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
3rd Prosper loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 0???(?husband pays)
??Insurance: $ 22.25
??Car expenses: $ 420
??Utilities: $ 100
??Phone, cable, internet: $ 0 (husband pays)
??Food, entertainment: $0 (husband?pays)
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	33%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 2	Length of status:	6y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	18	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camaraderi-goliath	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Office Equipment Upgrades
Purpose of loan:
This loan will be used to purchase new office work stations for 2 new employees being hired on to accommodate increased business revenue.

My financial situation:
I am a good candidate for this loan because I am the founder and CEO of a growing Web Development & Design firm (dontblinkdesign.com) located in Santa Monica, CA that has been in business for 6 years and counting. Due to the current growth of the company, as well as rising business costs, the need for expansion has grown to become more clear. In order to increase business revenue, more developers are required to service more clients. We have the client demand, and the money to float their pay as we expand, however require additional funds to set up proper work stations.

Monthly net income: $ 4000

Monthly expenses: $ 2695
??Housing: $ 900
??Insurance: $ 55
??Car expenses: $ 300
??Utilities: $ 25
??Phone, cable, internet: $ 65
??Food, entertainment: $ 375
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	10.98% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1979	Debt/Income ratio:	53%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	2y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$48,615	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fearless-gold331	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reduce debt
Purpose of loan:
This loan will be used to?
debt consolidation
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time
Monthly net income: $

Monthly expenses: $ 2000.00
??Housing: $ 81.18????
??Insurance: $50.00
??Car expenses: $ 120.00
??Utilities: $?150.00?
??Phone, cable, internet: $ 82.00????
??Food, entertainment: $500.00
??Clothing, household expenses $ 30.00????
??Credit cards and other loans: $ 1,350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	7y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	15	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$60,228	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kindness-financier4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling house
Purpose of loan:
This loan will be used to remodel a house that I bought on May 27th at 211 Pineview Dr. L-ville GA. 30045. I purchased the house with $58,800 CASH at the auction, I invested already $20,000 in materials and labor.

My financial situation:
I am a good candidate for this loan because I start remodeling business in 2004 and I know what I'm doing. I still have work to do remodeling hotels even though the economy is not really in good shape; My business is still doing well but I decided to make money closer to home instead all around the country.
The $20,000 loan is needed to finish the house quicker and listed back on the market for $150,000. The quicker I sell this house the quicker I buy another one and make more money.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 65
??Car expenses: $ 480
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 4000
??Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$105.45

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	12y 9m
Credit score:	740-759 (Jun-2010)	Total credit lines:	55	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$55,769	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	coin-tent9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower interest rate
Purpose of loan:
To pay off credit card with high interest rate (21%) at a fixed rate rather than?vairiable rate.?

My financial situation:?The reason?my dept % is so high, is that $38,000 is from an home equity line of credit.? That and the 1st mortgage is what I purchased my house for.?I have a very good job security with the restaurant I work for?and the potential?to ?earn more (12 yrs 9 mths so far)??I?pay all my bills promptly every month. ?My wife works part time to help .???????????????????????????????????????????????????? Monthly net income: $?3300
?????? I
Monthly expenses: $
??Housing: $ 1300
??Car expenses: $ 285
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Credit cards and other loans: $ 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$203.69

Auction yield range:	3.98% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 17	Length of status:	3y 8m
Credit score:	720-739 (Jun-2010)	Total credit lines:	40	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$12,273	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-velocity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2009)
Principal balance:	$4,414.19	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Reducing Credit Card Debt
Purpose of loan:
This loan will be used reduce my Credit Card Debts.? I'd like to apply this to those with higher percentages.

My financial situation:
I am a good candidate for this loan because I am financially responsible to all the debt I have created.? I own a home, own a car and have never defaulted on any of those payments.? I have been diligently working on reducing my debt and feel this could help me get there a little quicker.? I already try to pay more than minimum payment on my CC debts to help reduce them quicker.? My credit score history has gone up, showing I am working very hard and making all payments on time.

Monthly net income: $

Monthly expenses: $
??Housing: $ 760.00
??Insurance: $ 100.00
??Car expenses (loan): $ 280.00
??Utilities: $ 50.00 - 100.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	40%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 13	Length of status:	1y 6m
Credit score:	660-679 (Jun-2010)	Total credit lines:	60	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,701	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	uniquechild	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 53% )	660-679 (Latest)
Principal borrowed:	$17,000.00	< 31 days late:	17 ( 47% )	680-699 (Dec-2007) 740-759 (Feb-2007)
Principal balance:	$0.05	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
2nd Prosper Loan/Household Repairs
Purpose of loan:
This loan will be used for household repairs.

My financial situation:
I am a good candidate for this loan because I have successfully paid off a Prosper loan and have established a good relationship and repayment history with Prosper.? Having made several repayments within the given grace period, I never missed a payment.? I got married in 2007 and created new debt.? Currently, my husband and I are on a payment plan?to pay off our combined debt in three (3) years or less to get completely out of debt, replenish our savings, add to investment portfolio and?start a new family.?? Working in the legal field, I have had both lengthy?credit and background checks performed by my current and former employers of law firms?to show that I am a person who is stable, responsible and has integrity.? I value my character as a professional and decent citizen and uphold it with the utmost respect, having dignity and pride.? I am very grateful and appreciative?to Prosper for the opportunity to borrow again and value my relationship and credit worthiness with Prosper.?

Monthly net income: $ 6900.00 (includes part-time income)

Monthly expenses: $ 5662.00
Housing: $? 2103.00
Insurance: $ 382.00
Car expenses: $?789.00??
Utilities: $ 238.00
Phone, cable, Internet: $200.00
Food, entertainment: $ 250.00
Clothing, household expenses $100.00
Credit cards and other loans: $1500.00
Misc: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$121.48

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	6y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	46	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$2,368	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2009)
Principal balance:	$816.42	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
New furnace and air conditioner
Purpose of loan:
We just found out that our furnace and air conditioner needs to be replaced in our home.? This new loan will be used to pay off the balance of our first prosper loan ($816) and replace our furnace and air condioning. The furnace?is roughly 30 years old and?we have kept it running over the years with repairs, but now it can no longer be repaired.? Our credit and finances have?continued to improve and we are working hard on rebuilding our credit.? Also, we have?made all of our payments on time for the last two years.

The 2 current delinquences are actually old charge offs from two years ago. In 2008?we had to close our small business that we owned for over 6 years due to the economy.?That closure had a negative impact on our personal finances.? Since then, my wife and I have gone back to work in?corporate positions and are working hard to repair our lives.

My financial situation:
I am a good candidate for this loan because I have a solid, full time?finance position at a national?pharmacy and have very low expenses.

Monthly net income: $ 5000 myself and $1500 wife

Monthly expenses: $
??Housing: $ 1323
??Insurance: $ 400
??Car expenses: $ 600?
??Utilities: $ 250
??Phone, cable, internet: $200
??Food, entertainment: $ 250
??Clothing, household expenses $200
??Credit cards and other loans: $48 (prosper loan)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$94.01

Auction yield range:	2.98% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 2m
Credit score:	800-819 (Jun-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ethical-coin	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off divorce lawyer
Purpose of loan:
This loan will be used to pay off outstanding fees to my divorce lawyer.?

My financial situation:
I am a good candidate for this loan because I have utilized credit since I was out of high school, have never had a late payment, have purchased 2 homes and 2 automobiles, and am hoping to wipe out the last of my debt with this consolidated loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	5y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$752	Stated income:	$25,000-$49,999
Amount delinquent:	$194	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magnetic-funds6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Committed To Paying You
Purpose of loan:
To prove my creditworthiness amongst Prosper investors to eventually obtain?a previously requested $10,000 loan to install a backyard in our (wife, daughter and myself) new?home.

My financial situation:
In addition to what's stated above, I am a good candidate for this loan because even though the term is for 3 years (to keep payments manageable) this loan will be paid off within less than a year's time, due to?forecast?calculations done by our CPA for the 2010 tax year. In addition, I'm willing to provide any documentation and answer?any questions?that?are necessary to prove my worthiness for this loan.

Monthly net income: $?2,500 (conservative reporting)

Monthly expenses: $ 2,097.95
??Housing: $ 855.00
??Insurance:?Policy period 03/01/2010-08/31/2010 has been paid in full
??Car expenses: $ 300.00 (gas allocation)
??Utilities: $ 85.00
??Phone, cable, internet: $ 377.95 (landline, cable,?internet & cell)
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 30
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1972	Debt/Income ratio:	35%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	1y 8m
Credit score:	700-719 (Jun-2010)	Total credit lines:	34	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$1,480	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	19
Screen name:	unrivaled-p2p8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pane e Vino
Purpose of loan:
This loan will be used to?
Purchase equipment for a restaurant?stable business in upscale mall in Garland Texas
My financial situation:
I am a good candidate for this loan because?
I have over 20 years owning and managing restaurant operations. In addition the location is in a very visable location in an upscale mall with?large anchor? stores all of which are doing well. Also the landlord is giving concessions on the rent.The concept is also very lucrative do to high profit margins.
Monthly net income: $
$65000
Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 125.
??Car expenses: $ 500.
??Utilities: $ 0.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?125.
??Clothing, household expenses?5.??Credit cards and other loans: $?300
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$121.48

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 8	Length of status:	3y 11m
Credit score:	720-739 (Jun-2010)	Total credit lines:	14	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,515	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	community-crusader6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying a down payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.